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                                                                    EXHIBIT 99.2


                                 CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, I, Leon J. Level, Vice President and Chief Financial Officer of Computer Sciences Corporation (the "Company"), hereby certify that:

(1) the Company's Annual Report on Form 10-K for the fiscal year ended March 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 13, 2003                  /s/ Leon  J. Level
                                      ------------------------------------------
                                      Leon J. Level
                                      Vice President and Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Computer Sciences Corporation and will be retained by Computer Sciences Corporation and furnished to the Securities and Exchange Commission or its staff upon request.